Exhibit 99.1

Actelis Networks Commences Trading on the OTCQB Venture Market

Common stock begins trading on the OTCQB under the symbol "ASNS" effective April 24, 2026; Company continues to execute across federal, transportation, utilities and telecom markets as it evaluates options to relist on Nasdaq

SUNNYVALE, Calif., April 24, 2026 — Actelis Networks, Inc. (OTCQB: ASNS) ("Actelis" or the "Company"), a market leader in cyber-hardened, rapid-deployment networking solutions for IoT and broadband applications, today announced that its common stock has commenced trading on the OTCQB Venture Market operated by OTC Markets Group, effective at the open of business on April 24, 2026. The Company's common stock continues to trade under the symbol "ASNS."

The transition to OTCQB follows the Company's previously announced move from The Nasdaq Capital Market to the OTC Markets, and the Company's application to the OTCQB Venture Market. OTCQB is a marketplace designed for developing and entrepreneurial U.S. and international companies that are current in their reporting with the U.S. Securities and Exchange Commission (SEC) and meet OTC Markets Group's minimum listing standards, including annual management certification and verification requirements. OTCQB-traded securities are also recognized as an "established public market" for purposes of Rule 144 under the Securities Act of 1933, as amended.

"Commencing trading on OTCQB is a constructive near-term step for our shareholders and supports a more transparent trading environment as we continue to execute on our growth plan," said Tuvia Barlev, Chairman and Chief Executive Officer of Actelis. "At the same time, we remain focused on evaluating all available options to restore our listing on Nasdaq, while delivering operational progress across our federal, transportation, utilities, and telecom markets."

Actelis continues to operate its business as usual. There can be no assurance that an active trading market for the Company's common stock will be maintained on OTCQB, that broker-dealers will continue to make a market in the Company's shares, or as to the timing or outcome of any efforts to relist on Nasdaq.

About Actelis Networks, Inc.
Actelis Networks, Inc. (OTCQB: ASNS) is a market leader in hybrid fiber, cyber-hardened networking solutions for rapid deployment in wide-area IoT applications, including government, ITS, military, utility, rail, telecom, and campus networks. Actelis' innovative portfolio offers fiber-grade performance with the flexibility and cost-efficiency of hybrid fiber-copper networks. Through its "Cyber Aware Networking" initiative, Actelis also provides AI-based cyber monitoring and protection for all edge devices, enhancing network security and resilience. For more information, please visit www.actelis.com.

Forward-looking Statements
This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project" and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this press release. You should not place undue reliance on these forward-looking statements. Although we believe that our plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, we can give no assurance that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results may differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in the Company's filings with the U.S. Securities and Exchange Commission. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Investor Relations Contact:
Arx Investor Relations
North American Equities Desk
actelis@arxhq.com